                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2000



                                  Sepracor Inc.
                                  -------------

             (Exact name of registrant as specified in its charter)

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

            Delaware                                0-19410                           22-2536587
   ------------------------------          ------------------------       --------------------------------

  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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
          111 Locke Drive
          Marlborough, MA                                01757
-------------------------------------           --------------------------------

 (Address of principal executive                      (Zip Code)
              offices)
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       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         On March 8, 2000, Sepracor Inc., a Delaware corporation (the "Company), announced the exercise of the full $60 million over-allotment option it had granted in connection with its $400 million offering of Convertible Subordinated Debentures Due 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 15, 2000                              SEPRACOR INC.



                                             By:  /s/ Robert F. Scumaci
                                                  ---------------------
                                                  Robert F. Scumaci
                                                  Senior Vice President, Finance
                                                  and Administration


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                                  EXHIBIT INDEX

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Exhibit
  No.             Description
 ----             -----------

99.1              Press Release dated March 8, 2000.
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